Investments in Joint Venture (Tables)	12 Months Ended
Dec. 31, 2024
Interests In Other Entities [Abstract]
Schedule of Disclosure of Information on Associates and Joint Ventures
Interests in Joint Operations and Joint Ventures

We are party to joint arrangements where we have joint control, which is when decisions about the activities that significantly affect the returns of the investee require unanimous consent of the parties sharing control. We have joint arrangements structured through separate vehicles and classified as joint operations, where the parties have rights to the assets and obligations for the liabilities relating to the arrangement. In these instances, we assessed the legal form of the separate vehicle, the terms of the contractual arrangement, and relevant other facts and circumstances. Regarding other facts and circumstances, we have determined that an arrangement is a joint operation if the arrangement is primarily designed for the provision of output to the parties, and that the liabilities incurred by the arrangement are, in substance, satisfied by the cash flows received from the parties through their purchases of the output. Joint operations are accounted for by recording our share of the respective assets, liabilities, revenue, expenses and cash flows.

We also have a joint arrangement structured through a separate vehicle that is classified as a joint venture. Joint ventures are accounted for as investments using the equity method.

(CAD$ in millions)	NuevaUnión
At January 1, 2023	$1,139
Contributions	2
Changes in foreign exchange rates	(27)
Share of profit	2
At December 31, 2023	$1,116
Contributions	5
Changes in foreign exchange rates	99
Share of profit	3
At December 31, 2024	$1,223